Exhibit 99.1
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                                                     WOW! There is a difference.
PRESS RELEASE

                                                            Contact Information:
                                    Joseph W. Kennedy, Senior Vice President/CFO
                                                        Georgetown Bancorp, Inc.
                                                                    978-352-8600
                                                    joe.kennedy@georgetownsb.com

                            Georgetown Bancorp, Inc.
               Reports Results for Quarter Ended December 31, 2007

         GEORGETOWN, MASSACHUSETTS, February 1, 2008 -
         Georgetown Bancorp, Inc. (OTCBB: GTWN) (the "Company"), holding company for Georgetown Savings Bank (the "Bank"), reported a net loss for the three months ended December 31, 2007 of $89,000, or $.03 per basic and diluted share compared to a net loss of $99,000 or $.04 per basic and diluted share for the three months ended December 31, 2006. The net loss for the six months ended
December 31, 2007 was $227,000 or $.08 per basic and diluted share versus a net loss of $185,000 or $.07 per basic and diluted share for the six months ended
December 31, 2006. The current period quarterly loss was $49,000, or $.02 per basic and diluted share, lower than the net loss for the three months ended
September 30, 2007 of $138,000, or $.05 per basic and diluted share. Linked quarterly net operating results have improved for the second consecutive quarter.

         Robert E. Balletto, President and Chief Executive Officer, said, "The financial results for the three months ended December 31, 2007 continued to showed improvement both on a linked quarterly basis and compared to last year.
The recent decline in short-term interest rates has improved our net interest margin. The net interest margin for the three months ended December 31, 2007 was 2.57% compared to 2.51% and 2.40%, for the three months ended September 30, 2007 and December 31, 2006, respectively. We expect that further steepening of the yield curve would have a positive impact on near term financial performance. I am pleased with the continued growth of our commercial loan portfolio, given the extremely competitive environment for loan growth. Our asset quality remains strong, allowing for minimal provisions for loan losses. We continued to repurchase the Company's stock during the past quarter, as we view it as an attractive investment at its current trading levels."

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

                                        GEORGETOWN BANCORP, INC.
                                      CONSOLIDATED BALANCE SHEETS
                                      ---------------------------
                                              (unaudited)

                                                 ASSETS
                                                                               At              At
                                                                          December 31,      June 30,
                                                                              2007            2007
                                                                          ------------    ------------
                                                                                 (In thousands)
Cash and due from banks                                                   $      2,412    $      3,950
Short-term investments                                                             665           1,653
                                                                          ------------    ------------
               Total cash and cash equivalents                                   3,077           5,603

Securities available for sale, at fair value                                    12,693          12,690
Securities held to maturity, at amortized cost                                   7,009           8,182
Federal Home Loan Bank stock, at cost                                            2,905           2,905
Loans, net of allowance for loan losses of $1,115,000
    at December 31, 2007 and $1,079,000 at June 30, 2007                       135,098         127,659
Premises and equipment, net                                                      4,662           4,816
Accrued interest receivable                                                        668             682
Bank-owned life insurance                                                        1,439           1,416
Other assets                                                                     1,025           1,129
                                                                          ------------    ------------

               Total assets                                               $    168,576    $    165,082
                                                                          ============    ============

                                  LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits                                                                  $     99,522    $     97,956
Short-term Federal Home Loan Bank advances                                       9,750           9,850
Long-term Federal Home Loan Bank advances                                       40,347          37,873
Securities sold under agreements to repurchase                                     783             869
Mortgagors' escrow accounts                                                        341             317
Accrued expenses and other liabilities                                             528             607
                                                                          ------------    ------------
               Total liabilities                                               151,271         147,472
                                                                          ------------    ------------

Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.10 par value per share: 1,000,000
  shares authorized; none outstanding                                               --              --
Common Stock, $0.10 par value per share: 10,000,000
  shares authorized; 2,777,250 shares issued, 2,648,987 and
  2,692,050 shares outstanding at December 31, 2007 and
  June 30, 2007, respectively                                                      278             278
Additional paid-in capital                                                      11,452          11,452
Retained earnings                                                                7,284           7,522
Accumulated other comprehensive income (loss)                                       16            (179)
Unearned compensation - ESOP (61,367 and 65,463 shares unallocated
  at December 31, 2007 and June 30, 2007, respectively)                           (614)           (655)
Treasury stock, at cost (128,263 and 85,200 shares at December 31, 2007
  and June 30, 2007, respectively)                                              (1,111)           (808)
                                                                          ------------    ------------
               Total stockholders' equity                                       17,305          17,610
                                                                          ------------    ------------

               Total liabilities and stockholders' equity                 $    168,576    $    165,082
                                                                          ============    ============
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

                                            GEORGETOWN BANCORP, INC.
                                            STATEMENTS OF OPERATIONS
                                            ------------------------
                                                   (unaudited)

                                                            Three Months Ended             Six Months Ended
                                                               December 31,                  December 31,
                                                           2007           2006           2007            2006
                                                        -----------    -----------    -----------    -----------
                                                              (Dollars in thousands, except per share data)
Interest and dividend income:
    Loans, including fees                               $     2,086    $     1,892    $     4,062    $     3,806
    Investment interest and dividends                           279            312            565            677
    Short-term investments                                        9             13             25             21
                                                        -----------    -----------    -----------    -----------
               Total interest and dividend income             2,374          2,217          4,652          4,504
                                                        -----------    -----------    -----------    -----------

Interest expense:
    Deposits                                                    743            662          1,474          1,314
    Short-term Federal Home Loan Bank advances                  136            199            249            493
    Long-term Federal Home Loan Bank advances                   478            414            946            747
    Securities sold under agreements to repurchase                2              2              4              4
                                                        -----------    -----------    -----------    -----------
               Total interest expense                         1,359          1,277          2,673          2,558
                                                        -----------    -----------    -----------    -----------

Net interest income                                           1,015            940          1,979          1,946
Provision for loan losses                                         2             41              3            105
                                                        -----------    -----------    -----------    -----------
Net interest income, after provision for loan losses          1,013            899          1,976          1,841
                                                        -----------    -----------    -----------    -----------

Non-interest income:
    Customer service fees                                       173            139            321            295
    Income from bank-owned life insurance                         7             16             23             27
    Other                                                         9              7             17             15
                                                        -----------    -----------    -----------    -----------
               Total non-interest income                        189            162            361            337
                                                        -----------    -----------    -----------    -----------

Non-interest expenses:
    Salaries and employee benefits                              714            642          1,425          1,328
    Occupancy and equipment expenses                            220            201            430            408
    Data processing expenses                                     90             71            173            148
    Professional fees                                            80             81            162            137
    Advertising expense                                          37             47             97             59
    Other general and administrative expenses                   196            166            397            376
                                                        -----------    -----------    -----------    -----------
               Total non-interest expenses                    1,337          1,208          2,684          2,456
                                                        -----------    -----------    -----------    -----------

Loss before income taxes                                       (135)          (147)          (347)          (278)

Income tax benefit                                              (46)           (48)          (120)           (93)
                                                        -----------    -----------    -----------    -----------

Net loss                                                $       (89)   $       (99)   $      (227)   $      (185)
                                                        ===========    ===========    ===========    ===========

Weighted average number of common shares outstanding:
   Basic and diluted                                      2,598,640      2,628,348      2,607,196      2,651,593

Net loss per share:
   Basic and diluted                                    ($     0.03)   ($     0.04)   ($     0.08)   ($     0.07)



About Georgetown Savings Bank
-----------------------------

Founded in 1868, Georgetown Savings Bank, with branches in Georgetown, MA, North Andover, MA and Rowley, MA, serves the financial needs of Essex County and southern New Hampshire residents and businesses. To learn more about Georgetown Savings Bank, visit www.georgetownsb.com or call 978-352-8600.
                    --------------------


Forward-looking statements
--------------------------

This news release may contain certain forward-looking statements, such as statements of the Company's or the Bank's plans, objectives, expectations, estimates and intentions. Forward-looking statements may be identified by the use of words such as "expects," "subject," "believe," "will," "intends," "will be" or "would." These statements are subject to change based on various important factors (some of which are beyond the Company's or the Bank's control) and actual results may differ materially. Accordingly, readers should not place undue reliance on any forward-looking statements (which reflect management's analysis of factors only as of the date of which they are given). These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, the ability of the Company or the Bank to effectively manage its growth, and results of regulatory examinations, among other factors. The foregoing list of important factors is not exclusive. Readers should carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission, including Current Reports on Form 8-K.

                                       END